INVESTMENTS	12 Months Ended
Dec. 31, 2020
INVESTMENTS
INVESTMENTS

8.          INVESTMENTS

	December 31	December 31
	2020	2019

Common shares held	$4,241	$1,289
Warrants held	—	40

Total investments	4,241	1,329
Less: current investments	—	405

Non-current investments	$4,241	$924

As at December 31, 2020, the Corporation held 14,917,466 common shares of Banyan Gold Corp. ("Banyan"), a publicly traded company on the TSX Venture Exchange  (December 31, 2019 – 11,136,644).

During the year ended December 31, 2020, the Corporation recorded a pre-tax gain (loss) on investments on warrants of $169,000  (2019 – $(3,000)) which were primarily attributed to the Banyan warrants. The Corporation also recorded in other comprehensive income a realized pre-tax gain on the sale of Golden Predator shares in the amount of $68,000  (2019 - $nil) and a fair value gain adjustment on common shares held primarily in Banyan, net of tax of $1,924,000  (2019 – $547,000).